UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 1, 2018

CAPELLA EDUCATION COMPANY

(Exact name of Registrant as specified in its charter)

Minnesota	001-33140	41-1717955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Sixth Street, 9th Floor, Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(888) 227-3552

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

On August 1, 2018, Capella Education Company, a Minnesota corporation (“Capella” or the “Company”), completed the previously announced merger pursuant to the Agreement and Plan of Merger, dated as of October 29, 2017 (the “Merger Agreement”), by and among Capella, Strayer Education, Inc., a Maryland corporation (“Strayer”), and Sarg Sub Inc., a Minnesota corporation and wholly owned subsidiary of Strayer (“Merger Sub”). Pursuant to the Merger Agreement, Merger Sub merged with and into Capella (the “Merger”), with Capella continuing as the surviving corporation in the Merger and a wholly owned subsidiary of Strategic Education, Inc. (“SEI”) (f/k/a Strayer Education, Inc.).

Item 1.02	Termination of a Material Definitive Agreement.

In connection with the consummation of the Merger, on July 31, 2018, Capella paid in full all amounts (including fees) due and payable under its Amended and Restated Credit Agreement, dated December 18, 2015, by and among Capella, Bank of America, N.A., as administrative agent, swing line lender and L/C issuer, and the other lenders party thereto (the “Credit Agreement”). The Credit Agreement was terminated effective as of the effective time of the Merger (the “Effective Time”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 1, 2018, the Merger was consummated and, at the Effective Time, each outstanding share of common stock of Capella (the “Capella Common Stock”), other than the shares that were owned by Capella, SEI, Merger Sub or any wholly owned subsidiary of Capella, SEI or Merger Sub, was converted into the right to receive 0.875 shares of SEI common stock (the “SEI Common Stock”) and cash in lieu of any fractional shares of SEI Common Stock that the Capella shareholders would otherwise have been entitled to receive.

The issuance of SEI Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to SEI’s registration statement on Form S-4 (File No. 333-221682) filed with the United States Securities and Exchange Commission (the “SEC”) on November 20, 2017, as amended on December 4, 2017, and declared effective on December 8, 2017.

The description of the Merger Agreement and related transactions (including, without limitation, the Merger) in this Current Report on Form 8-K (this “Form 8-K”) does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to Capella’s Current Report on Form 8-K filed with the SEC on October 30, 2017 and incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the closing of the Merger, trading in shares of Capella Common Stock on the Nasdaq Global Select Market (“NASDAQ”) has been halted. Capella has requested that NASDAQ file a notification of removal from listing and registration on Form 25 with the SEC to delist and deregister the Capella Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Capella intends to file with the SEC a certification on Form 15 requesting the termination of registration of the Capella Common Stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

In connection with the Merger, at the Effective Time, each share of Capella Common Stock was converted into the right to receive 0.875 shares of SEI Common Stock. The information set forth under Items 2.01, 3.01 and 5.03 of this Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth under Items 2.01 and 3.01 of this Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

At the Effective Time, all of the directors of Capella resigned from and ceased serving as a director on the board of directors of Capella and any and all committees thereof. No director resigned because of any disagreement with Capella on any matter relating to Capella’s operations, policies or practices.

In accordance with the terms of the Merger Agreement, from and after the Effective Time, J. Kevin Gilligan, H. James Dallas and Rita D. Brogley were appointed to SEI’s board of directors.

Officers

On August 1, 2018, all of the officers of Capella resigned and ceased serving as officers of Capella. No officer resigned because of any disagreement with Capella on any matter relating to Capella’s operations, policies or practices.

Employee Stock Purchase Plan

In accordance with the terms of the Merger Agreement, immediately prior to the Effective Time, Capella’s Employee Stock Purchase Plan was terminated.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

At the Effective Time, the certificate of incorporation of Capella, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation set forth as Exhibit A to the Merger Agreement (the “Amended and Restated Certificate of Incorporation of Capella”). Moreover, at the Effective Time, the bylaws of Capella were amended and restated in their entirety so as to be identical to the bylaws of Merger Sub as in effect immediately prior to the Effective Time (the “Amended and Restated Bylaws of Capella”). Copies of the Amended and Restated Certificate of Incorporation of Capella and the Amended and Restated Bylaws of Capella are filed as Exhibits 3.1 and 3.2 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated October 29, 2017, by and among Strayer, the Company and Merger Sub (incorporated by reference to Exhibit 2.1 to Capella’s Current Report on Form 8-K filed with the SEC on October 30, 2017)

3.1	Amended and Restated Certificate of Incorporation of Capella

3.2	Amended and Restated Bylaws of Capella

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPELLA EDUCATION COMPANY

Date: August 1, 2018	By:	/s/ Daniel W. Jackson
Daniel W. Jackson
Vice President, Chief Financial Officer and Treasurer